                                 FIRSTHAND FUNDS
                                125 SOUTH MARKET
                                   SUITE 1200
                           SAN JOSE, CALIFORNIA 95113
                            TELEPHONE: 1.888.884.2675
                                 October 6, 2002

DEAR SHAREHOLDER:

     We are pleased to invite you to a special meeting of shareholders of Firsthand Communications Fund ("FCF"), a series of Firsthand Funds. The meeting will be held at 1:30 P.M., Pacific Time, on December 20, 2002, at Hilton San Jose & Towers, 300 Almaden Blvd., San Jose, CA 95110 (the "Meeting"). At the Meeting, you will be asked to approve the proposed reorganization (the "Reorganization") of FCF into Firsthand Technology Value Fund ("TVF" and, together with FCF, the "Funds"), another mutual fund in the Firsthand Funds family.

     THE INVESTMENT OBJECTIVE OF FCF IS IDENTICAL TO THAT OF TVF AND THE INVESTMENT RISKS OF FCF ARE SUBSTANTIALLY SIMILAR TO THOSE OF TVF. THE PRINCIPAL INVESTMENT STRATEGIES OF FCF, HOWEVER, DIFFER FROM THOSE OF TVF. THOSE DIFFERENCES ARE DISCUSSED IN MORE DETAIL IN THE ENCLOSED COMBINED PROXY STATEMENT AND PROSPECTUS. IF FCF'S SHAREHOLDERS APPROVE THE REORGANIZATION, IT IS EXPECTED TO RESULT IN TOTAL OPERATING EXPENSE RATIOS THAT ARE LOWER THAN THOSE THAT CURRENTLY APPLY TO FCF.

     The Reorganization will not cause a change to the investment adviser, except that whereas FCF is team managed, TVF is managed by Kevin Landis individually. In addition, the features and services that are available to you today as an FCF shareholder will continue to be available to you as a TVF shareholder after the Reorganization.

     THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

     The Reorganization offers several potential benefits. First, the devastation in the communications industry in recent years has resulted in fewer quality companies, thereby making it harder for FCF to maintain a diversified portfolio of companies in this industry. By merging FCF into TVF, shareholders of FCF would gain a broader exposure to technology companies. In addition, management and the Board of Trustees believe that as a result of the recent downturn in the communications industry, it may be one of the last sectors to participate in an economic recovery and, therefore, currently presents limited investment opportunities.

     If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that FCF will be reorganized into TVF on or about December 27, 2002, when FCF shares will be exchanged for Investor Class shares of TVF of equal dollar value. As a result of the Reorganization you will become a shareholder of TVF instead of FCF. The exchange of shares in the Reorganization is expected to be tax-free under federal income tax law.

     The formal Notice of Special Meeting, Combined Proxy Statement/Prospectus, and Proxy Ballot are enclosed. The Reorganization and the reasons for the unanimous recommendation of the Board to vote for the Reorganization are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us at the toll-free number listed above.

     We look forward to your attendance at the Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Meeting.

                                         Sincerely,

                                         /s/ Kevin Landis

                                         KEVIN LANDIS
                                         PRESIDENT AND CHAIRMAN OF THE BOARD OF
                                         FIRSTHAND FUNDS

                                 FIRSTHAND FUNDS
                                125 SOUTH MARKET
                                   SUITE 1200
                           SAN JOSE, CALIFORNIA 95113
                            TELEPHONE: 1.888.884.2675

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        OF FIRSTHAND COMMUNICATIONS FUND

                         To Be Held on December 20, 2002

DEAR SHAREHOLDERS OF FIRSTHAND COMMUNICATIONS FUND:

     PLEASE TAKE NOTE THAT a special meeting of shareholders of Firsthand Communications Fund ("FCF") will be held at 1:30 P.M., Pacific Time, on December 20, 2002, at Hilton San Jose & Towers, 300 Almaden Blvd., San Jose, CA 95110, for the purpose of considering and voting upon:

     ITEM 1. A proposed Agreement and Plan of Reorganization dated August 10, 2002, that provides for the reorganization of Firsthand Communications Fund into Firsthand Technology Value Fund.

     ITEM 2. Such other business as may properly come before the meeting or any adjournment(s).

     Item 1 is described in the attached Combined Proxy Statement/Prospectus.

     THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Shareholders of record as of the close of business on October 4, 2002 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES: (1) BY TELEPHONE AT 1.800.690.6903; OR (2) ONLINE AT THE WEBSITE WWW.PROXYWEB.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO FIRSTHAND FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY BALLOT OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                         By Order of the Board of Trustees,

                                         /s/ Omar Billawala

                                         OMAR BILLAWALA

                                         SECRETARY OF FIRSTHAND FUNDS

October 18, 2002

                       COMBINED PROXY STATEMENT/PROSPECTUS
                              Dated October 6, 2002

                                 FIRSTHAND FUNDS
                                125 SOUTH MARKET
                                   SUITE 1200
                           SAN JOSE, CALIFORNIA 95113
                            TELEPHONE: 1.888.884.2675

     FOR EASE OF READING, CERTAIN TERMS OR NAMES THAT ARE USED IN THIS PROXY/PROSPECTUS HAVE BEEN SHORTENED OR ABBREVIATED. A LIST OF THESE TERMS AND THEIR CORRESPONDING FULL NAMES OR DEFINITIONS CAN BE FOUND AT THE END OF THIS PROXY/PROSPECTUS IN APPENDIX A. A shareholder may find it helpful to review the terms and names in Appendix A before reading the Proxy/Prospectus.

     This Proxy/Prospectus, which should be retained for future reference, sets forth concisely the information about the proposed Reorganization of Firsthand Communications Fund ("FCF") into Firsthand Technology Value Fund ("TVF") and the information about TVF that a shareholder of FCF should know before deciding how to vote. It is both a proxy statement for the Meeting and a prospectus offering shares in TVF.

     Additional information about FCF and TVF is available in their combined prospectus, combined statement of additional information (or SAI), and combined annual and semi-annual reports to shareholders. The information contained in the prospectus for FCF and TVF is legally deemed to be part of this Proxy/Prospectus and is incorporated by reference. The Funds' combined prospectus dated April 30, 2002, annual report to shareholders for the fiscal year ended December 31, 2001, and semi-annual report to shareholders for the fiscal period ended June 30, 2002, previously have been mailed to shareholders. The SAI relating to this Proxy/Prospectus also is incorporated by reference and is dated October 6, 2002. Additional copies of any of these documents are available without charge by writing to the address given above or by calling 1.888.884.2675. These documents also are available on the SEC website at www.sec.gov.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Meeting has been called to consider a Reorganization Agreement dated August 10, 2002 that provides for the reorganization of FCF into TVF. It is expected that this Proxy/Prospectus will be mailed to shareholders on or about October 18, 2002. At the Meeting, shareholders will be asked to approve the reorganization of FCF into TVF.

                                TABLE OF CONTENTS

                                                                                                           Page No.
                                                                                                           --------
SUMMARY...........................................................................................................2
         Overview of the Reorganization Agreement.................................................................2
         Overview of Investment Objectives and Principal Investment Strategies....................................2
         Overview of Service Providers............................................................................3
         Overview of Purchase, Redemption, Distribution, Exchange, and Other Procedures...........................3
         Fee Table................................................................................................3
         Federal Income Tax Consequences..........................................................................3
         Principal Risk Factors...................................................................................4

THE REORGANIZATION................................................................................................5
         Description of the Reorganization Agreement..............................................................5
         Reasons for the Reorganization and Other Considerations..................................................5
         Board Considerations.....................................................................................6
         Comparison of Investment Management, Investment Objectives, and Principal Investment Strategies..........7
         Comparison of Investment Policies and Restrictions.......................................................8
         Comparison of Form of Business Organization..............................................................8
         Comparison of Advisory and Other Service Arrangements and Fees...........................................8
         Investment Advisory Services and Fees....................................................................9
         Comparison of Purchase, Redemption, Distribution, and Exchange Policies and Other Shareholder
              Transactions and Services..........................................................................10
         Material Federal Income Tax Consequences................................................................11
         Capitalization..........................................................................................13

VOTING MATTERS...................................................................................................13
         General Information.....................................................................................13
         Quorum..................................................................................................14
         Shareholder Approval....................................................................................15
         Principal Shareholders..................................................................................15
         Annual Meetings and Shareholder Meetings................................................................16

ADDITIONAL INFORMATION ABOUT THE TRUST...........................................................................16
         Financial Statements....................................................................................16
         Other Business..........................................................................................16
         Shareholder Inquiries...................................................................................17

APPENDIX A : GLOSSARY............................................................................................18

APPENDIX B : AGREEMENT AND PLAN OF REORGANIZATION................................................................19

APPENDIX C : COMPARISON OF FUNDAMENTAL POLICIES AND LIMITATIONS OF FCF AND TVF...................................34

                                     SUMMARY

     The following is an overview of certain information relating to the proposed Reorganization. More complete information is contained throughout the Proxy/Prospectus and its Appendices.

OVERVIEW OF THE REORGANIZATION AGREEMENT

     The document that governs the Reorganization is the Reorganization Agreement. The Reorganization Agreement provides for: (i) the transfer of all of the assets and liabilities of FCF to TVF in exchange for shares of equal value of the same class (Investor Class) of TVF; and (ii) the distribution of TVF shares to FCF shareholders in liquidation of FCF. The Reorganization is subject to a number of conditions, including approval by shareholders of FCF.

     As a result of the Reorganization, FCF shareholders will become shareholders of TVF and will hold, immediately after the Reorganization, TVF shares having a total dollar value equal to the total dollar value of the shares of FCF that the shareholder held immediately before the Reorganization. If approved, the Reorganization is expected to occur on or about December 27, 2002. The exchange of FCF shares for TVF shares in the Reorganization is expected to be tax-free under federal income tax law and FCF shareholders will not pay any sales charge or sales load on the exchange. Furthermore, Firsthand Capital Management, Inc. (the "Adviser" or "FCM") has agreed to bear all customary expenses of the Reorganization. Therefore, neither Fund, nor their respective shareholders, is expected to bear those expenses. The Funds, however, ordinarily bear certain expenses such as brokerage commissions and other transaction charges and will bear these expenses and any extraordinary expenses that may be associated with the Reorganization.

     For more information about the Reorganization and the Reorganization Agreement, see "The Reorganization - Description of the Reorganization Agreement."

OVERVIEW OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

     The investment objectives and of FCF and TVF are identical. The principal investment strategies of FCF and TVF are similar. While FCF invests at least 80% of its assets in communications companies, TVF invests at least 80% of its assets in high-technology companies, and is not limited to companies in the communications industry. Also, both Funds may invest in companies of any size. For additional information about the similarities and differences between the principal investment strategies of FCF and TVF, see "The Reorganization - Comparison of Investment Management, Investment Objective and Principal Investment Strategies."

OVERVIEW OF SERVICE PROVIDERS

     Both FCF and TVF have the same service providers, including FCM as investment adviser and administrator. Please see the discussion under "The Reorganization - Comparison of Advisory and Other Service Arrangements and Fees."

OVERVIEW OF PURCHASE, REDEMPTION, DISTRIBUTION, EXCHANGE, AND OTHER PROCEDURES

     The purchase, redemption, distribution, exchange, and other policies and procedures of FCF are identical to those of the Investor Class shares of TVF. For more information concerning these policies and procedures, see "The Reorganization - Comparison of Purchase, Redemption, Distribution, and Exchange Policies and other Shareholder Transactions and Services."

FEE TABLE

     The table shows: (i) the current expense ratios of FCF and TVF as of July 31, 2002; and (ii) the anticipated PRO FORMA expense ratio of TVF after the Reorganization. The table shows that the PRO FORMA expense ratio of TVF after the Reorganization is expected to be lower than FCF's current expense ratio. The expense ratios shown are annualized total operating expense ratios. PRO FORMA expense ratios are based upon current fee arrangements that will continue to remain in place upon consummation of the Reorganization and assume that FCF's shareholders approve the Reorganization.

                                            CURRENT                     CURRENT                 PRO FORMA AFTER
                                              FCF                         TVF                    REORGANIZATION
                                              ---                         ---                    --------------
Management Fee                               1.50%                       1.50%                       1.50%
Rule 12b-1 Fees                               None                        None                        None
Other Fees                                   0.45%                       0.42%                       0.41%
                                             -----                       -----                       -----
Total Expense Ratio                          1.95%*                      1.92%*                      1.91%*

     * In the Advisory Agreements, FCM agreed to reduce its fees and/or make expense reimbursements so that each Fund's total annual operating expenses are limited to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization generally is not expected to result in the recognition of gain or loss, for federal income tax purposes, by FCF, TVF, or their respective shareholders. However, the use of FCF's capital loss carryforwards and losses realized upon the sale of FCF assets against future capital gains may be substantially reduced or even eliminated as a result of the Reorganization. See "The Reorganization - Material Federal Income Tax Consequences" for additional information. Since its inception, each Fund believes it has qualified as a "regulated investment company" under the Code. Accordingly, each Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and gains distributed to shareholders.

PRINCIPAL RISK FACTORS

     The following principal investment risks are relevant to an investment in
TVF:

     - Stock market risk - The return on and value of an investment in TVF will fluctuate in response to stock market movements. Therefore, the most significant risk of investing in TVF is that a shareholder may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond the control of FCM. There is a risk that the value of these investments will not rise as expected, or will fall, thereby causing you to lose money.

     - Non-diversification risk - TVF is a non-diversified fund. Therefore, it invests in a smaller number of companies than a diversified fund. A significant change in the value of one company will, therefore, have a greater impact on TVF than it would if TVF diversified its investments. It therefore exposes shareholders to greater-than-average financial and market risk.

     - Small-capitalization companies risk - TVF may invest a substantial portion of its assets in small-capitalization companies, which are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, TVF may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

     COMPARISON TO FCF: The investment risks of FCF and TVF are substantially similar. However, unlike FCF, TVF does not have the ability to purchase and sell puts and calls on stocks and stock indices pursuant to a fundamental investment restriction.

                               THE REORGANIZATION

DESCRIPTION OF THE REORGANIZATION AGREEMENT

     As noted in the Summary, the Reorganization Agreement is the governing document of the Reorganization. Among other things, the Reorganization Agreement provides for: (i) the transfer of all of the assets and liabilities of FCF to TVF in exchange for shares of equal value of the same class (Investor Class) of TVF and (ii) the distribution of Investor Class shares of TVF to FCF shareholders in liquidation of FCF. The Reorganization Agreement also sets forth representations and warranties of the parties, describes the mechanics of the transaction, and includes a number of conditions to the completion of the Reorganization, such as the requirement that the Trust has received an opinion from Morrison & Foerster LLP, counsel to the Trust, that the exchange of shares contemplated under the Reorganization will be tax-free under federal income tax law.

     The Reorganization Agreement provides that the Reorganization may be terminated by either party before the Effective Time of the Reorganization (which is defined as the day following the Closing of the Reorganization) if certain conditions are not satisfied or at any time prior to the Effective Time of the Reorganization by resolution of the Board of Trustees. At any time before or (to the extent permitted by law) after approval of the Reorganization Agreement by FCF shareholders, the parties may, by written agreement and with or without the approval of its shareholders, amend any of the provisions of the Reorganization Agreement.

     Upon completion of the Reorganization, all outstanding shares of FCF will be canceled. Exchange or redemption requests received thereafter will be deemed to be exchange or redemption requests for shares of TVF. The Reorganization Agreement provides that the Adviser will bear the customary expenses of the Reorganization.

     A copy of the Reorganization Agreement is attached to this Proxy Statement as Appendix B. This description generally describes the terms of the Reorganization Agreement. Please review the Reorganization Agreement for more details regarding the Reorganization.

REASONS FOR THE REORGANIZATION AND OTHER CONSIDERATIONS

     - CHANGING ENVIRONMENT IN THE COMMUNICATIONS INDUSTRY. FCF is a sector fund that invests in securities of communications companies. During the last few years, the telecommunications sector experienced a dramatic downturn as telecommunications companies large and small saw their businesses shrink, missed earnings estimates, filed for bankruptcy, and come under investigation for irregular accounting practices. This has resulted in a drastic reduction in quality companies in this sector and makes it harder for FCF to maintain a diversified portfolio of companies in this industry. In addition, the Adviser believes that the telecommunications sector may be one of the last sectors to participate in an economic recovery and thus currently presents limited investment opportunities. The Reorganization will give FCF shareholders a broader exposure to technology companies.

     - ACHIEVING ECONOMIES OF SCALE AND LOWER EXPENSE RATIOS. In addition to the reasons cited above, an additional reason for reorganizing FCF into TVF is that it will result in a lower overall expense ratio for shareholders of FCF after the Reorganization.

BOARD CONSIDERATIONS

     The Board of the Trust unanimously voted to approve the Reorganization Agreement at a meeting held on August 10, 2002. The Board (with the advice and assistance of independent counsel) reviewed and considered all relevant documents and information and, after deliberations, noted and concluded that:
(1) the terms of the Reorganization and the Reorganization Agreement were appropriate and acceptable; (2) as a result of the Reorganization, the total fund operating expenses would be significantly lower and slightly lower than the fund operating expenses currently borne by FCF and TVF, respectively; (3) TVF has a better long-term performance record than FCF; (4) although the Funds are operated in similar ways, the Reorganization would benefit shareholders of FCF by broadening their technology investment outside of the communications industry; (5) FCF's shareholders will experience no change in shareholder services; (6) the Reorganization is anticipated to be a tax-free reorganization; (7) shareholders of neither FCF nor TVF will bear any fees and expenses in connection with the Reorganization, and the Adviser will bear those expenses; (8) there would be no change in fees or expenses to be paid or borne by shareholders of FCF or TVF (directly or indirectly) after the Reorganization;
(9) there will be continuity of services provided to shareholders of FCF or TVF by the Adviser and other service providers; (10) with two minor exceptions, the investment restrictions of TVF and FCF are substantially similar and there would be no changes in TVF's investment policies or restrictions after the Reorganization; (11) there may be slight benefits to the Adviser as a result of the Reorganization due to consolidations of resources, but the Adviser would earn slightly less in advisory fees after the Reorganization; and (12) there would be no dilution to the interests of shareholders of either FCF or TVF as a result of the Reorganization.

     Based upon their evaluation of the information presented to them and the conclusions referenced above, and in light of their fiduciary duties under federal and state law, the Board of Trustees, including all of the non-interested Trustees, determined that participation by each of FCF and TVF in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of each of FCF and TVF, respectively, and their respective shareholders.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
             SHAREHOLDERS OF FIRSTHAND COMMUNICATIONS FUND VOTE TO
                     APPROVE THE REORGANIZATION AGREEMENT.

COMPARISON OF INVESTMENT MANAGEMENT, INVESTMENT OBJECTIVES, AND PRINCIPAL INVESTMENT STRATEGIES

     Both FCF and TVF are advised by FCM. FCF is team managed by FCM's research team. TVF is managed by Kevin Landis, the Chief Investment Officer of FCM. Mr. Landis has been the portfolio manager for TVF since its inception in 1994. In addition to managing TVF, Mr. Landis also serves as portfolio manager of Firsthand Technology Leaders Fund and Firsthand Technology Innovators Fund, two other series of the Trust.

     The investment objective of FCF is identical to that of TVF. The principal investment strategies of FCF are similar to those of TVF, as described in the following table:

                           FCF                                                  TVF
-------------------------- ---------------------------------------------- ----- ------------------------------------------------
INVESTMENT OBJECTIVE       The Fund seeks long-term growth of capital.     /  / The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT       Under normal circumstances, the Fund invests         Under normal circumstances, the Fund invests
STRATEGIES                 at least 80% of its assets in communications         at least 80% of its assets in high-technology
                           companies.  The Adviser invests the Fund's           companies.  The Adviser invests the Fund's
                           assets primarily in equity securities of             assets primarily in equity securities of high-
                           high-technology companies that it considers to       technology companies that it considers to be
                           be undervalued with potential for capital            undervalued with potential for capital
                           assets primarily in equity securities of             appreciation.  Because there are no market
                           communications companies that it considers           capitalization restrictions on the Fund's
                           to be best positioned to benefit                     investments, the Fund may purchase stocks of
                           significantly from the growth in the                 small-, mid-, and large-cap companies.  The
                           worldwide demand for communications products         Fund's investments may include young,
                           and services.  Because there are no market           relatively small companies that are not yet
                           capitalization restrictions on the Fund's            broadly known, or well-established companies
                           investments, the Fund may purchase stocks of         that FCM believes are currently out of favor
                           small-, mid-, and large-cap companies.               in the market.

     FCF and TVF are operated in substantially similar ways. Both funds focus on technology companies. A significant difference between FCF and TVF is that FCF normally invests a much larger percentage of its assets in equity securities of communications companies whereas TVF normally invests in a broader range of technology companies and specifically focuses on undervalued or under-appreciated companies, including companies that are not yet broadly known or well-established, that the Adviser believes are currently out of favor in the market. Another difference is that unlike FCF, which focuses on communications technology companies, TVF may invest in various high-technology industries including companies in the medical technology area.

COMPARISON OF INVESTMENT POLICIES AND RESTRICTIONS

     FCF and TVF have very similar investment policies and investment restrictions, except that TVF has a fundamental policy that prohibits it from
(i) purchasing and selling futures contracts, and (ii) purchasing and selling put and call options on stocks and stock indices. FCF's fundamental policies permit it to engage in these activities. For a detailed comparison of the fundamental investment policies of FCF and TVF, see Appendix C to this Proxy/Prospectus.

COMPARISON OF FORM OF BUSINESS ORGANIZATION

     Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and a fund's governing documents fill in most of these gaps and typically create additional operational rules and restrictions that funds must follow. FCF and TVF are each different series of the same trust - Firsthand Funds. Therefore, there is no difference in form of business organization between FCF and TVF. Both are different series of the same Delaware business trust.

COMPARISON OF ADVISORY AND OTHER SERVICE ARRANGEMENTS AND FEES

     FCF and TVF have the same service providers. Immediately after the Reorganization, these service providers are expected to continue to serve TVF in the capacities indicated below.

         Service Providers for FCF and TVF
         ---------------------------------
         Investment Adviser                   Firsthand Capital Management, Inc.
         Distributor                          ALPS Distributors, Inc.
         Administrator                        Firsthand Capital Management, Inc.
         Sub-Administrator                    State Street Bank and Trust Company
         Custodian                            State Street Bank and Trust Company
         Fund Accountant                      State Street Bank and Trust Company
         Transfer Agent                       State Street Bank and Trust Company
         Independent Accountants              Tait, Weller & Baker

INVESTMENT ADVISORY SERVICES AND FEES

     FCM serves as the investment adviser for both FCF and TVF, which each pay an advisory fee, computed daily and paid monthly, to FCM based on their respective average daily net assets. Currently the annual advisory fee rate for both FCF and TVF is 1.50%.

     The following tables describe the fees and expenses associated with holding FCF and TVF shares. In particular, the tables (a) compare the fees and expenses as of July 31, 2002, for FCF (which has only one class of shares - Investor Class) and Investor Class shares of TVF, and (b) show the estimated fees and expenses for TVF on a PRO FORMA basis after giving effect to the Reorganization.

     The Fund operating expense levels shown in this Proxy/Prospectus assume net asset levels as of July 31, 2002. PRO FORMA expense levels shown should not be considered an actual representation of future expenses or performance. Such PRO FORMA expense levels project anticipated levels but may be greater or less than those shown.

INVESTOR CLASS SHARES

                                                                                                          PRO FORMA
                                                                FIRSTHAND            FIRSTHAND            FIRSTHAND
                                                                COMMUNICATIONS       TECHNOLOGY VALUE     TECHNOLOGY VALUE
                                                                FUND                 FUND                 FUND
                                                                ----                 ----                 ----
SHAREHOLDER FEES
(fees paid directly from your investment)
-    Maximum sales charge (load) imposed on purchases,
     as a % of offering price................................   none                 none                 none
-    Maximum deferred sales charge (load) as a % of the lower
     of the original purchase price or net asset value.......   none                 none                 none
-    Redemption Fee*.........................................   2.00%                2.00%                2.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's assets)
-   Management fees..........................................   1.50%                1.50%                1.50%
-   Distribution (12b-1) and shareholder servicing fees......   none                 none                 none
-   Other expenses...........................................   0.45%                0.42%                0.41%
                                                                -----                -----                -----
-   Total annual Fund operating expenses**...................   1.95%                1.92%                1.91%
                                                                =====                =====                =====

------------------------------
*Shareholders will be charged a redemption fee of 2% of the amount redeemed if they hold shares of a Fund for fewer than 180 days. For this purpose, an exchange out of a Fund into another Fund is considered a redemption of a Fund's shares. Redemption fees are paid directly to the Fund. However, shares of TVF received by a shareholder in the Reorganization will have the same holding period for redemption fee calculation purposes as if they were FCF shares held prior to the Reorganization.

**In the Advisory Agreements, FCM agreed to reduce its fees and/or make expense reimbursements so that each Fund's total annual operating expenses are limited to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

EXAMPLE
This example is intended to help you compare the cost of investing in TVF and FCF with the cost of investing in other mutual funds. This example assumes: You invest $10,000 in the Investor Class Shares of a Fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the Fund; your investment has a 5% return each year; and the Fund's operating expenses remain the same as shown in the table above.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                             1 YEAR           3 YEARS           5 YEARS          10 YEARS
Firsthand Communications Fund                    $198             $612              $1,050           $2,266
Firsthand Technology Value Fund                  $195             $602              $1,035           $2,235
PRO FORMA Firsthand Technology Value Fund        $194             $599              $1,030           $2,224

COMPARISON OF PURCHASE, REDEMPTION, DISTRIBUTION, AND EXCHANGE POLICIES AND OTHER SHAREHOLDER TRANSACTIONS AND SERVICES

     After the Reorganization, FCF shareholders will hold shares of the same class of TVF that they held in FCF. Currently, FCF offers only a single class of shares -- Investor Class. Even though TVF offers two classes of shares, Investor Class shares and Adviser Class shares, only Investor Class shares are involved in the Reorganization. Therefore, an FCF shareholder who owns shares of FCF will, immediately after the Reorganization, hold an equal total dollar amount of Investor Class shares in TVF. Accordingly, all of the purchase, redemption, distribution, and exchange policies as well as other shareholder transactions and services applicable to a shareholder's Investor Class shares will remain unaffected and unchanged by the Reorganization. No sales charges, sales loads, or redemption fees will be imposed in connection with the exchange of shares in the Reorganization. In addition, effective October 11, 2002, FCF will waive the 2% redemption fee currently imposed on redemption of shares held for less than 180 days for all shareholders who redeem their FCF shares before the Reorganization. Shares of TVF received by a shareholder in the Reorganization will have the same holding period for redemption fee calculation purposes as if they were FCF shares held prior to the Reorganization.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as an FCF shareholder. It is based on the Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local, or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of FCF shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of FCF shares as part of a hedge, straddle, or conversion transaction; a person that does not hold FCF shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

     Firsthand Funds has not requested and will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local, or foreign laws, and the effect of possible changes in applicable tax laws.

     The obligation of Firsthand Funds to consummate the Reorganization is conditioned upon the receipt of an opinion of Morrison & Foerster LLP substantially to the effect that, on the basis of the representations set forth or referred to in the opinion, the Reorganization will be treated as a "reorganization" under Section 368(a) of the Code and that FCF and TVF will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization. Provided that the Reorganization so qualifies and FCF and TVF are so treated, for U.S. federal income tax purposes, generally:

     - Neither FCF nor TVF will recognize any gain or loss as a result of the Reorganization.

     - An FCF shareholder will not recognize any gain or loss as a result of the receipt of TVF shares in exchange for such shareholder's FCF shares pursuant to the Reorganization.

     - An FCF shareholder's aggregate tax basis in TVF shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in FCF shares held immediately before the Reorganization.

     - An FCF shareholder's holding period for TVF shares received pursuant to the Reorganization will include the period during which FCF shares have been held by the shareholder.

     The tax opinion described above will be based upon facts, representations, and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by Firsthand Funds, on behalf of FCF and TVF, including representations in a certificate to be delivered by the management of the Firsthand Funds, which if incorrect in any material respect would jeopardize the conclusions reached in the opinion. This certificate will include a representation to the effect that TVF has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of FCF acquired in the Reorganization any sooner than FCF would have, had such assets continued to be held by FCF.

     As of December 31, 2001, FCF had accumulated capital loss carryforwards of $324,596,745 and net unrealized depreciation in its assets of $97,519,757. TVF's ability to use these losses and any additional losses of

FCF between January 1, 2002, and the Reorganization (in the case of unrealized losses, once such losses are realized in TVF's hands) to offset its future capital gains will be significantly limited. While the ability of TVF to absorb FCF's realized capital loss carryforwards and unrealized capital losses in the future depends upon a variety of factors that cannot be known in advance, it is expected that substantially all of such losses will become permanently unavailable for use by TVF. Furthermore, the losses of FCF that remain available to TVF will offset capital gains after the Reorganization and thus reduce taxable distributions to a broader group of shareholders than would have been the case absent the Reorganization. Therefore, you may pay more taxes, or pay taxes sooner, than you otherwise would if the Reorganization did not occur.

     Since its formation, each of FCF and TVF believes it has qualified as a separate "regulated investment company" under the Code. Accordingly, each of the Funds believes that it has been, and expects to continue to be, relieved of federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders. In connection with the Reorganization, FCF may be required to pay one or more distributions, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard for any deduction for distributions paid). You must include any such distributions you receive in your taxable income. To the extent that FCF realizes any capital gain prior to the Reorganization, it expects to have sufficient capital loss carryforwards to offset any such gain, and therefore does not anticipate distributing any such gain.

CAPITALIZATION

     The following tables show the total net assets, number of shares outstanding and net asset value per share of FCF and TVF. This information is generally referred to as the "capitalization." The term "PRO FORMA capitalization" means the expected capitalization of TVF after it has combined with FCF, I.E., as if the Reorganization had already occurred.

     These capitalization tables are based on figures as of July 31, 2002. The ongoing investment performance and daily share purchase and redemption activity of FCF and TVF affects capitalization. Therefore, the capitalization on the date of the closing of the Reorganization (the "Closing Date") may vary from the capitalization shown in the following table.

                                                                                                NET ASSET VALUE PER
FUND                                                NET ASSETS          SHARES OUTSTANDING             SHARE
--------------------------------------------- ------------------------ ---------------------- ------------------------
Firsthand Communications Fund                      $ 29,034,047             18,927,064                 $1.53
Firsthand Technology Value Fund (Investor Class)   $532,805,289             28,992,034                $18.38
PRO FORMA Combined Fund                            $561,839,336             30,571,688                $18.38

                                 VOTING MATTERS

GENERAL INFORMATION

     This Proxy/Prospectus is being furnished in connection with the solicitation of proxies for the Meeting by the Board. It is expected that proxies will be primarily solicited by mail. Officers, service contractors, and other agents of the Trust also may solicit proxies by telephone or otherwise. All expenses incurred in connection with such solicitation will be borne by FCM. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating, and returning the enclosed proxy ballot in the enclosed postage-paid envelope;
(2) by phone at 1.800.690.6903; or (3) by online voting at WWW.PROXYWEB.COM. Any shareholder submitting a proxy ballot may revoke it at any time before it is exercised at the Meeting by submitting a written notice of revocation addressed to Firsthand Funds at the address shown on the cover page of this Proxy/Prospectus, by a subsequently executed proxy ballot or by attending the Meeting and voting in person.

     It is expected that officers and employees of the Trust and the Adviser will assist the Trust in soliciting votes from shareholders of FCF at no cost to the Trust.

     Only shareholders of record at the close of business on October 4, 2002 (the "Record Date") will be entitled to vote at the Meeting. On that date, FCF had 18,316,535.672 shares outstanding and entitled to vote. Each whole and fractional share of FCF is entitled to a whole or fractional vote.

     If the accompanying proxy ballot is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

QUORUM

     A quorum is constituted for FCF by the presence in person or by proxy of the holders of more than one-third of the outstanding shares of FCF entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but that have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated in the same manner as abstentions.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement are not received, one or more adjournment(s) may be proposed to permit further solicitation of proxies in order to obtain a requisite vote. The Meeting may be adjourned for a reasonable period of time. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, the persons named as proxies will vote those proxies that they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s). The persons named as proxies will vote on such adjournment after consideration of the best interests of all shareholders of each of TVF and FCF.

SHAREHOLDER APPROVAL

     The Reorganization Agreement must be approved by the affirmative vote of a "majority of the outstanding voting securities" of FCF. The term "majority of the outstanding voting securities" for FCF as defined in the 1940 Act means: the affirmative vote of the lesser of (i) 67% of the voting securities of FCF present at the meeting if more than 50% of the outstanding shares of FCF are present in person or by proxy or (ii) more than 50% of the outstanding shares of FCF. A vote of the shareholders of TVF is not being solicited, since their approval or consent is not necessary for the Reorganization.

PRINCIPAL SHAREHOLDERS

     The table below shows the name, address, and share ownership of each person known to the Trust to have ownership with respect to 5% or more of the Investor Class shares of FCF as of the Record Date. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to the Trust to own such shares beneficially is designated by an asterisk.

                                                                                                 PERCENTAGE
                                                                       TOTAL       PERCENTAGE     OF TVF
FUND                      NAME AND ADDRESS                             SHARES        OF FCF     POST CLOSING
----------------------------------------------------------------------------------------------------------------
FIRSTHAND COMMUNICATIONS  CHARLES SCHWAB & CO INC*                  5,750,601.784    31.40%         12.55%
FUND                      SPECIAL CUSTODY ACCT FOR
                          BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS
                          DEPT.
                          101 MONTGOMERY STREET
                          SAN FRANCISCO, CA 94104-4122

                          NATIONAL INVESTOR SERVICES CORP*          1,473,555.880     8.04%          3.22%
                          FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                          MUTUAL FUNDS DEPARTMENT
                          55 WATER STREET 32ND FLOOR
                          NEW YORK, NY 10041-3299

                          NATIONAL FINANCIAL SERVICES CORP*         4,594,337.979    25.08%         10.03%
                          FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                          ATTAN MUTUAL FUNDS DEPT
                          200 LIBERTY STREET
                          NEW YORK, NY 10281-1003

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of FCF's shares, or is identified as the holder of record of more than 25% of FCF's shares and has voting and/or investment power, it may be presumed to control FCF. As of the Record Date, Charles Schwab & Co. Inc. and National Financial Services Corp. each had voting control of more than 25% of the outstanding shares of FCF. Accordingly, they may be considered to "control" that Fund. Their addresses are listed above.

     As of the Record Date, the Adviser owned 1.57% of all outstanding shares of FCF and the officers and Trustees of the Trust as a group owned less than 1% of all outstanding shares of FCF.

ANNUAL MEETINGS AND SHAREHOLDER MEETINGS

     The Trust presently does not hold any annual meeting of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act.

                     ADDITIONAL INFORMATION ABOUT THE TRUST

FINANCIAL STATEMENTS

     The audited financial statements and financial highlights for shares of FCF and TVF for the annual period ended December 31, 2001, and the unaudited financial statements for shares of FCF and TVF for the semi-annual period ended June 30, 2002, are incorporated by reference in their combined prospectus or statement of additional information, or in the SAI related to this Proxy/ Prospectus.

     The annual financial statements and financial highlights of FCF and TVF for the year ended December 31, 2001, have been audited by Tait, Weller & Baker, independent accountants, to the extent indicated in their reports thereon, and have been incorporated by reference in the SAI to this Proxy/Prospectus, in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.

OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

     Shareholders may find more information about FCF and TVF in the following documents:

     -    ANNUAL AND SEMI-ANNUAL REPORTS
          The annual and semi-annual reports contain information about FCF's and TVF's investments and performance, their financial statements, and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period.

     -    STATEMENT OF ADDITIONAL INFORMATION
          The SAI for FCF and TVF contains additional information about each Fund and its investment policies. The SAI is legally part of FCF's and TVF's combined prospectus (it is incorporated by reference therein). Copies have been filed with the SEC.

          Shareholders may obtain free copies of these documents, request other information about the Funds and make shareholder inquiries by contacting Firsthand Funds:

          By telephone:             1.888.884.2675

          By mail:                  Firsthand Funds
                                    P.O. Box 8356
                                    Boston, MA 02266-8356

          On the Internet:          WWW.FIRSTHANDFUNDS.COM
                                    ----------------------

Information about FCF and TVF can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at WWW.SEC.GOV, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                              APPENDIX A: GLOSSARY

Term Used in Proxy/Prospectus                       Definition
-----------------------------                       ----------
1933 Act.........................................   Securities Act of 1933, as amended
1934 Act.........................................   Securities Exchange Act of 1934, as amended
1940 Act.........................................   Investment Company Act of 1940, as amended
Adviser..........................................   Firsthand Capital Management, Inc.
Advisory Agreements..............................   Master Investment Advisory Agreement between the Adviser
                                                    and the Trust dated August 10, 2002 and the Investment
                                                    Advisory Agreement between the Trust and the Adviser
                                                    dated September 30,
                                                    1999 with respect to Firsthand Communications Fund.
Board............................................   The Board of Trustees of Firsthand Funds
Closing..........................................   Closing of the Reorganization, expected to occur on or about
                                                    December 27, 2002
Code.............................................   Internal Revenue Code of 1986, as amended
FCF..............................................   Firsthand Communications Fund, a series of Firsthand Funds
FCM..............................................   Firsthand Capital Management, Inc.
Fund(s)..........................................   FCF and TVF
Meeting..........................................   The shareholder meeting of FCF that will be held at 1:30 P.M.,
                                                    Pacific Time, on December 20, 2002, at Hilton San Jose & Towers,
                                                    300 Almaden Blvd., San Jose, CA 95110.
Proxy/Prospectus.................................   This Combined Proxy Statement/Prospectus
Reorganization...................................   The reorganization of FCF into TVF
Reorganization Agreement.........................   The Agreement and Plan of Reorganization dated August 10,
                                                    2002 by and between Firsthand Funds, on behalf of Firsthand
                                                    Communications Fund, and Firsthand Funds, on behalf of Firsthand
                                                    Technology Value Fund.
SAI..............................................   Statement of Additional Information
SEC..............................................   United States Securities and Exchange Commission.
TVF..............................................   Firsthand Technology Value Fund, a series of Firsthand Funds
Trust............................................   Firsthand Funds

                APPENDIX B: AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 10th day of August, 2002 by and between Firsthand Technology Value Fund (the "Acquiring Fund") and Firsthand Communications Fund (the "Acquired Fund"), each of which is a series of Firsthand Funds, a Delaware business trust (the "Trust").

     WHEREAS, the Trust is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the parties desire that the Fund Assets and Liabilities (as defined below) of the Acquired Fund be conveyed to and, acquired and assumed by the Acquiring Fund in exchange for shares of equal U.S. dollar value of the Acquiring Fund which shall thereafter promptly be distributed to the shareholders of the Acquired Fund in connection with its liquidation as described in this Agreement (such acquisition and assumption of the Acquired Fund's Fund Assets and Liabilities by the Acquiring Fund shall be referred to as the "Reorganization"); and

WHEREAS, the parties intend that the Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization," within the meaning of
Section 368(b) of the Code, with respect to the Reorganization.

     NOW, THEREFORE, in accordance with the terms and conditions described herein, the Acquired Fund and Acquiring Fund shall be consolidated as follows:

     1.   CONVEYANCE OF FUND ASSETS AND LIABILITIES OF THE ACQUIRED FUND.

          (a) Except as provided below, at the Effective Time of the Reorganization (as defined in Section 8) all assets of every kind, and all interests, rights, privileges and powers of the Acquired Fund (the "Fund Assets"), subject to all liabilities of the Acquired Fund existing as of the Effective Time of the Reorganization (the "Liabilities"), shall be transferred by the Acquired Fund to the Acquiring Fund and shall be accepted and assumed by the Acquiring Fund, as more particularly set forth in this Agreement, such that at and after the Effective Time of the
               Reorganization: (i) all Fund Assets of the Acquired Fund shall become the assets of the Acquiring Fund; and (ii) all Liabilities of the Acquired Fund shall attach to the Acquiring Fund, enforceable against the Acquiring Fund to the same extent as if originally incurred by the Acquiring Fund.

          (b) It is understood and agreed that the Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivables) owned or exercisable by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the Acquired Fund's books and that the Liabilities of the Acquired Fund shall include all liabilities, whether known or unknown, accrued or unaccrued, absolute or contingent, in all cases, existing at the Effective Time of the Reorganization.

          (c) It is understood and agreed that the Acquired Fund may sell any of the securities or other assets it holds prior to the Effective Time of the Reorganization but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies. At least ten (10) business days prior to the Closing Date (as defined in Section 8), the Acquiring Fund will advise the Acquired Fund of any investments held by the Acquired Fund that the Acquiring Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. The Acquired Fund, if requested by the Acquiring Fund, will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements. In addition, if it is determined that the investment portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund, then the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Effective Time of the Reorganization. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.

          (d) The Fund Assets shall be transferred and conveyed to the Acquiring Fund on the following basis:

               (1) In exchange for the transfer of the Fund Assets, the Acquiring Fund shall simultaneously issue to the Acquired Fund at the Effective Time of the Reorganization full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the net value of the Fund Assets minus Liabilities so conveyed and assumed, all determined in accordance with this Agreement. In this regard, the number of full and fractional shares of the Acquiring Fund delivered to the Acquired Fund shall be determined by dividing the value of the Fund Assets minus Liabilities, computed in the manner and as of the time and date set forth in this Agreement, by the net asset value of one Acquiring Fund share of computed in the manner and as of the time and date set forth in this Agreement.

               (2) The net asset value of shares to be delivered by the Acquiring Fund, and the net value of the Fund Assets minus Liabilities to be conveyed by the Acquired Fund and assumed by the Acquiring Fund, shall, in each case, be determined as of the Valuation Time as defined in Section 3. The net asset value of shares of the Acquiring Fund shall be computed in accordance with its then current valuation procedures. In determining the value of the Fund Assets, each security to be included in the Fund Assets shall be priced in accordance with the Acquiring Fund's then current valuation procedures.

     2. LIQUIDATION OF THE ACQUIRED FUND. At the Effective Time of the Reorganization, the Acquired Fund shall make a liquidating distribution to its shareholders as follows: Shareholders of record of the Acquired Fund shall be credited with full and fractional shares of the shares that are issued by the Acquiring Fund in connection with the Reorganization corresponding to the Acquired Fund shares that are held of record by the shareholder at the Effective Time of the Reorganization. Each such shareholder also shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Reorganization with respect to the Acquired Fund shares that are held of record by the shareholder at the Effective Time of the Reorganization, and the Trust shall record on its books the ownership of the Acquiring Fund shares by such shareholders (the "Transferor Record Holders"). All of the issued and outstanding shares of the Acquired Fund at the Effective Time of the Reorganization shall be redeemed and canceled on the books of the Trust at such time. As soon as reasonably possible after the Effective Time of the Reorganization, the Trust shall wind up the affairs of the Acquired Fund and shall file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings, with respect to the Acquired Fund, and also shall take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Fund in accordance with all applicable laws. Subject to the provisions of this Agreement at an appropriate time as determined by the officers of the Trust, upon the advice of counsel, the Acquired Fund will be dissolved and unwound under the laws of the State of Delaware.

     3. VALUATION TIME. The "Valuation Time" shall be the time as of which the net asset value of shares of the Acquired Fund and the Acquiring Fund are determined pursuant to their respective valuation procedures on the Closing Date or such earlier or later time as may be mutually agreed to in writing by the parties hereto.

     4. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST ON BEHALF OF THE ACQUIRED FUND. The Trust, on behalf of itself and, where appropriate, on behalf of the Acquired Fund, represents and warrants as follows:

          (a) The Acquired Fund is duly organized as a series of the Trust, which is a business trust duly formed, validly existing and in good standing under the laws of the State of Delaware. The Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

          (b) The Trust has the power to own all of the Acquired Fund's properties and assets and to consummate the transactions contemplated herein, on behalf of the Acquired Fund and has or will have at the Effective Time of the Reorganization all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

          (c) This Agreement has been duly authorized by the Board of Trustees of the Trust on behalf of the Acquired Fund, and has been executed and delivered by duly authorized officers of the Trust, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Agreement does not, and, subject to the approval of shareholders referred to in Section 7, the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Declaration of Trust or the By-Laws of the Trust, or any material agreement or arrangement to which the Trust is a party or by which it is bound.

          (d) The Acquired Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its formulation; and it qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

          (e) The Trust has valued, and will continue to value, the portfolio securities and other assets of the Acquired Fund in accordance with applicable legal requirements.

          (f) The combined proxy statement/prospectus and form of proxy included within the Trust's registration statement on Form N-14 (the "N-14 Registration Statement") from its effective date with the SEC through the time of the shareholder meeting referred to in Section 7 and the Effective Time of the Reorganization, insofar as they relate to the Trust or the Acquired Fund (i) shall comply in all material respects with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

          (g) All of the issued and outstanding shares of the Acquired Fund have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

          (h) The Trust shall operate the business of the Acquired Fund in the ordinary course between the date hereof and the Effective Time of the Reorganization, except that the Trust shall complete all measures in respect of the Acquired Fund prior to the Effective Time of the Reorganization to ensure that Reorganization qualifies as a "reorganization" within the meaning of Section 368(a) of the Code, regardless of whether such measures are in the ordinary course. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Reorganization. Notwithstanding anything herein to the contrary, the Trust shall take all appropriate action necessary in order for the Trust to receive the opinion(s) provided for in Sections 9(f) and 10(d).

          (i) At the Effective Time of the Reorganization, the Acquired Fund will have good and marketable title to the Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such assets.

          (j) At the Effective Time of the Reorganization, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of management of the Trust, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

          (k) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated; and

          (l) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (l), a decline in net asset value per share of Acquired Fund shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

     5. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND. The Trust, on behalf of itself and where appropriate, on behalf of the Acquiring Fund, represents and warrants as follows:

          (a) The Acquiring Fund is duly organized as a series of the Trust which is a business trust duly formed, validly existing and in good standing under the laws of the State of Delaware and is registered with the SEC as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

          (b) The Trust has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has or will have at the Effective Time of the Reorganization all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

          (c) This Agreement has been duly authorized by the Board of Trustees of the Trust on behalf of the Acquiring Fund, and executed and delivered by duly authorized officers of the Trust, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Declaration of Trust of the Trust or any material agreement or arrangement to which it is a party or by which it is bound.

          (d) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its formation;

               and it qualifies and shall continue to qualify as a regulated investment company for its current taxable year.

          (e) The Trust has valued, and will continue to value, the portfolio securities and other assets of the Acquiring Fund in accordance with applicable legal requirements.

          (f) The N-14 Registration Statement from its effective date with the SEC through the time of the shareholder meeting referred to in
               Section 7 and at the Effective Time of the Reorganization, insofar as it relates to the Trust or the Acquiring Fund (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

          (g) The shares of the Acquiring Fund to be issued and delivered to the Acquired Fund for the account of the shareholders of the Acquired Fund, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect thereto.

          (h) All of the issued and outstanding shares of the Acquiring Fund have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

          (i) The Trust shall operate the business of the Acquiring Fund in the ordinary course between the date hereof and the Effective Time of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Reorganizations. Notwithstanding anything herein to the contrary, the Trust shall take all appropriate action necessary in order for the Trust to receive the opinion(s) provided for in Sections 9(f) and 10(d).

          (j) At the Effective Time of the Reorganization, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of management of the Trust, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

          (k) Except as otherwise disclosed in writing to and accepted by the Trust on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquiring Fund's knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

          (l) Since June 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to an accepted by the Acquired Fund. For purposes of this subparagraph (l), a decline in net asset value per share of the Acquiring Fund shares due to declines in market values of securities held by the

               Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

     6. REGULATORY FILINGS. The Trust will file the N-14 Registration Statement with the SEC.

     7. SHAREHOLDER ACTION. After the effective date of the N-14 Registration Statement, the Trust shall hold a meeting of the shareholders of the Acquired Fund for the purpose of considering and voting upon:

          (a) approval of this Agreement and the Reorganization contemplated hereby; and

          (b) such other matters as may be determined by the Board of Trustees of the Trust.

     8. CLOSING DATE, EFFECTIVE TIME OF THE REORGANIZATION. The "Closing Date" shall be October 17, 2002, or such earlier or later dates as the parties shall agree. Delivery of the Fund Assets and the shares of the Acquiring Fund to be issued pursuant to Section 1 and the liquidation of the Acquired Fund pursuant to Section 2 shall occur on the day following the Closing Date, whether or not such day is a business day, or on such other date, and at such place and time, as may be mutually agreed, by the parties hereto. The date and time at which such actions are taken are referred to herein as the "Effective Time of the Reorganization." To the extent any Fund Assets are, for any reason, not transferred at the Effective Time of the Reorganization, the Trust shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

     9. CONDITIONS TO THE TRUST'S OBLIGATIONS ON BEHALF OF THE ACQUIRING FUND. The obligations of the Trust, on behalf of the Acquiring Fund, hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the Reorganization shall have been approved by the Board of Trustees of the Trust and by a requisite vote of the shareholders of the Acquired Fund in the manner required by the Trust's Amended and Restated Declaration of Trust, By-Laws, applicable law and this Agreement.

          (b) All representations and warranties of the Trust made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization.

          (c) The Trust shall have delivered to the Trust a statement of assets and liabilities of the Acquired Fund, showing the tax basis of such assets for federal income tax purposes by lot and the holding periods of such assets, as of the Valuation Time.

          (d) The Trust shall have duly executed and delivered to the Trust such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as the Trust may deem necessary or desirable to transfer all of the Acquired Fund's rights, title and interest in and to the Fund Assets.

          (e) The Trust shall have delivered a certificate executed in its name by an appropriate officer, dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Valuation Time and that, to the best of its knowledge, the Fund Assets include only assets which the Acquiring Fund may properly acquire under its investment objective, policies and limitations and may otherwise be lawfully acquired by the Acquiring Fund.

          (f) The Trust shall have received an opinion of Morrison & Foerster LLP, upon which the Acquiring Fund and its shareholders may rely, in form and substance reasonably satisfactory to the Trust based upon representations made in certificates provided by the Trust, and/or its affiliates and/or principal shareholders of the Acquiring Fund and/or the Acquired Fund to Morrison & Foerster LLP and dated as of the Closing Date, substantially to the effect that the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the

               Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization", within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

          (g) The N-14 Registration Statement shall have become effective and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of the Trust, contemplated by the SEC.

          (h) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          (i) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

          (j) The Trust on behalf of the Acquired Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

          (k) The Trust shall have received a duly executed instrument whereby the Acquiring Fund assumes all of the liabilities of the Acquired Fund.

          (l) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the Valuation Time, the Acquired Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its previously undistributed (i) "investment company taxable income" within the meaning of Section 852(b) of the Code (determined without regarding Section 852(b)(2)(D) of the Code), (ii) excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over
               (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) "net capital gain" (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before Effective Time.

     10. CONDITIONS TO THE TRUST'S OBLIGATIONS ON BEHALF OF THE ACQUIRED FUND. The obligations of the Trust, on behalf of the Acquired Fund, hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the Reorganization shall have been approved by the Board of Trustees of the Trust on behalf of the Acquiring Fund.

          (b) All representations and warranties of the Trust made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization.

          (c) The Trust shall have delivered a certificate executed in its name by an appropriate officer, dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Valuation Time.

          (d) The Trust shall have received an opinion of Morrison & Foerster LLP, upon which the Acquired Fund and its shareholders may rely, in form and substance reasonably satisfactory to the Trust, based upon representations made in certificates provided by the Trust, and/or its affiliates and/or principal shareholders of the Acquiring Fund and/or the Acquired Fund to Morrison & Foerster LLP, and dated as of the Closing Date, substantially to the effect that, for federal income tax purposes, the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

          (e) The N-14 Registration Statement shall have become effective and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust, contemplated by the SEC.

          (f) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

          (g) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

          (h) The Trust on behalf of the Acquiring Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

     11.  TAX MATTERS

          (a) The Trust hereby represents and warrants on behalf of the Acquiring Fund and the Acquired Fund that each shall use its best efforts to cause the Reorganization to qualify, and will not (whether before or after consummation of the Reorganization) take any actions that could prevent the Reorganization from qualifying, as a "reorganization" under the provisions of Section 368 of the Code.

          (b) Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of the Reorganization for tax purposes as a "reorganization," within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will comply with the record keeping and information filing requirements of
               Section 1.368-3 of the Treasury Regulation in accordance therewith.

     12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Trust on behalf of the Acquiring Fund and the Trust on behalf of the Acquired Fund set forth in this Agreement shall survive the delivery of the Fund Assets to the Acquiring Fund and the issuance of the shares of the Acquiring Fund at the Effective Time of the Reorganization to the Acquired Fund's shareholders.

     13. TERMINATION OF AGREEMENT. This Agreement may be terminated by a party at or, in the case of Subsection 13(c), below, at any time prior to, the Effective Time of the Reorganization by a vote of a majority of its Board members as provided below:

          (a) By the Trust on behalf of the Acquiring Fund if the conditions set forth in Section 9 are not satisfied as specified in said Section;

          (b) By the Trust on behalf of the Acquired Fund if the conditions set forth in Section 10 are not satisfied as specified in said Section; and

          (c) By resolution of the Trust's Board of Trustees if circumstances should develop that, in its opinion, make proceeding with the agreement inadvisable.

     14. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law.

     15.  BROKERAGE FEES AND EXPENSES.

          (a) The Trust represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

          (b) Firsthand Capital Management, Inc. will be responsible for the expenses related to entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated.

     16. AMENDMENTS. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the Transferor Record Holders under this Agreement to the detriment of such Transferor Record Holders, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining its shareholders' further approval.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers designated below as of the date first written above.

                                         FIRSTHAND FUNDS
                                         On behalf of Firsthand Communications
                                         Fund

                                         By: /s/ Kevin Landis
                                             ----------------

                                         Name:  Kevin Landis
                                         Title:  President



                                         FIRSTHAND FUNDS
                                         On behalf of Firsthand Technology Value
                                         Fund

                                         By: /s/ Kevin Landis
                                             ----------------

                                         Name:  Kevin Landis
                                         Title:  President

                      APPENDIX C: COMPARISON OF FUNDAMENTAL
                    POLICIES AND LIMITATIONS OF FCF AND TVF

FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS

FCF may not:                                                   TVF may not:
1.     Underwrite the securities of other issuers,             1.     Underwrite the securities of other issuers, except
       except that FCF may, as indicated in the                       that TVF may, as indicated in the
       Prospectus, acquire restricted securities under                Prospectus, acquire restricted securities under
       circumstances where, if such securities are sold,              circumstances where, if such securities are sold,
       the Fund might be deemed to be an underwriter for              the Fund might be deemed to be an underwriter for
       purposes of the Securities Act of 1933.                        purposes of the Securities Act of 1933.
2.     Purchase or sell real estate or interests in real       2.     Purchase or sell real estate or interests in real
       estate, but FCF may purchase marketable                        estate, but TVF may purchase marketable
       securities of companies holding real estate or                 securities of companies holding real estate or
       interests in real estate.                                      interests in real estate.
3.     Purchase or sell commodities or commodity               3.     Purchase or sell commodities or commodity
       contracts, including futures contracts, except                 contracts, including futures contracts.
       that FCF may purchase and sell futures contracts
       to the extent authorized by the Board of Trustees.
4.     Make loans to other persons except (i) by the           4.     Make loans to other persons except (i) by the
       purchase of a portion of an issue of publicly                  purchase of a portion of an issue of publicly
       distributed bonds, debentures or other debt                    distributed bonds, debentures or other debt
       securities or privately sold bonds, debentures or              securities or privately sold bonds, debentures or
       other debt securities immediately convertible                  other debt securities immediately convertible
       into equity securities, such purchases of                      into equity securities, such purchases of
       privately sold debt securities not to exceed 5%                privately sold debt securities not to exceed 5%
       of FCF's total assets; and (ii) the entry into                 of TVF's total assets; and (ii) the entry into
       portfolio lending agreements (I.E., loans of                   portfolio lending agreements (I.E., loans of
       portfolio securities) provided that the value of               portfolio securities) provided that the value of
       securities subject to such lending agreements may              securities subject to such lending agreements may
       not exceed 30% of the value of FCF's total assets.             not exceed 30% of the value of TVF's total assets.
5.     Purchase securities on margin, but FCF may obtain       5.     Purchase securities on margin, but TVF may obtain
       such short-term credits as may be necessary for                such short-term credits as may be necessary for
       the clearance of purchases and sales of                        the clearance of purchases and sales of
       securities.                                                    securities.
6.     Borrow money from banks except for temporary or         6.     Borrow money from banks except for temporary or
       emergency (not leveraging) purposes, including                 emergency (not leveraging) purposes, including
       the meeting of redemption requests that might                  the meeting of redemption requests that might
       otherwise require the untimely disposition of                  otherwise require the untimely disposition of
       securities, in an aggregate amount not exceeding               securities, in an aggregate amount not exceeding
       25% of the value of FCF's total assets at the                  25% of the value of TVF's total assets at the
       time any borrowing is made. While FCF's                        time any borrowing is made. While TVF's
       borrowings are in excess of 5% of its total                    borrowings are in excess of 5% of its total
       assets, it will not purchase portfolio securities.             assets, it will not purchase portfolio securities.
7.     Purchase or sell puts and calls on securities,          7.     Purchase or sell puts and calls on securities.
       except that FCF may purchase and sell puts and
       calls on stocks and stock indices.
8.     Make short sales of securities.                         8.     Make short sales of securities.
9.     Participate on a joint or joint-and-several basis       9.     Participate on a joint or joint-and-several basis
       in any securities trading account.                             in any securities trading account.

FCF may not:                                                   TVF may not:
10.    Purchase the securities of any other investment        10.     Purchase the securities of any other investment
       company except in compliance with the 1940 Act.                company except in compliance with the 1940 Act.

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 6, 2002

                                 FIRSTHAND FUNDS
                                125 SOUTH MARKET
                                   SUITE 1200
                           SAN JOSE, CALIFORNIA 95113
                            TELEPHONE: (888) 884-2675

              DECEMBER 20, 2002 SPECIAL MEETING OF SHAREHOLDERS OF
                         FIRSTHAND COMMUNICATIONS FUND

     This SAI is not a prospectus but should be read in conjunction with the Proxy/Prospectus dated the date hereof, for the Special Meeting of Shareholders of Firsthand Communications Fund ("FCF") to be held on December 20, 2002. Copies of the Proxy/Prospectus may be obtained at no charge by writing or calling Firsthand Funds at the address or telephone number set forth above. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy/Prospectus.

                 INCORPORATION OF DOCUMENTS BY REFERENCE IN THIS
                      STATEMENT OF ADDITIONAL INFORMATION

     Further information about Firsthand Communications Fund and Firsthand Technology Value Fund is contained in (and incorporated herein by reference) the current prospectuses and combined SAI for the Funds dated April 30, 2002, which have been filed electronically with the SEC.

     The Annual Report for Firsthand Communications Fund and Firsthand Technology Value Fund, including their audited financial statements and related Report of Independent Certified Public Accountants for the year ended December 31, 2001 are incorporated herein by reference. The Semi-Annual Report for Firsthand Communications Fund and Firsthand Technology Value Fund, including their unaudited financial statements for the period ended June 30, 2002 is incorporated herein by reference. These reports have been filed electronically with the SEC.


                                       1
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                                TABLE OF CONTENTS

General Information.........................................................3



                                       2
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                               GENERAL INFORMATION

     The Reorganization contemplates the transfer of the assets and liabilities of Firsthand Communications Fund ("FCF") to Firsthand Technology Value Fund ("TVF") in exchange for shares of the same class (Investor Class) of TVF of equal value.

     The shares issued by TVF will have an aggregate dollar value equal to the aggregate dollar value of the shares of TCF that are outstanding immediately before the closing of the Reorganization.

     Immediately after the Closing Date, TCF will distribute the Investor Class shares of TVF received in the Reorganization to its shareholders in liquidation of TCF. Each shareholder owning shares of TCF on the Closing Date will receive Investor Class shares of TVF, and will receive any unpaid dividends or distributions (if any) that were declared before the Closing Date on TCF's shares. Firsthand Funds will establish an account for each former shareholder of TCF reflecting the number of TVF shares distributed to that shareholder. If the Reorganization Agreement is approved and consummated, FCF will transfer all of its assets and liabilities, as of the Closing Date, and all outstanding shares of FCF will be redeemed and canceled in exchange for shares of TVF.

     For further information about the transaction, see the Proxy/Prospectus.

     Pro forma financial information has not been provided because the net asset value of TCF does not exceed ten percent of the net asset value of TVF as of the 30th day before the filing date of this registration statement.


                                       3
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                      VOTE BY TELEPHONE OR INTERNET OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

                                    TELEPHONE
                                 1-800-690-6903

To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 14-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

                                 INTERNET VOTING
                                www.proxyweb.com
                                ----------------

To vote your shares by the Internet, contact the Fund at www.proxyweb.com. You will be prompted to enter the 14-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

                                      MAIL

You can vote your shares by completing and returning this proxy card. Please mark you proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.




                          FIRSTHAND COMMUNICATIONS FUND
              PROXY FOR MEETING OF SHAREHOLDERS - DECEMBER 20, 2002
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The shareholder(s) of Firsthand Communications Fund whose signature(s) appears below hereof does/do hereby appoint Kevin Landis and Omar Billawala, and each of them, as proxies of the undersigned, each with power to appoint his substitute, for the Meeting of Shareholders of Firsthand Communications Fund, a separate series of Firsthand Funds, to be held on December 20, 2002, at the Hilton San Jose & Towers, 300 Almaden Boulevard, San Jose, California 95110, and at all adjournments thereof (the "Meeting"), and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.

         Please read the proxy statement prior to voting.

         Each share and fractional share of Firsthand Communications Fund is entitled to a whole or fractional vote. Your share balance is indicated below.

              [INSERT MAILING INFORMATION AND SIGNATURE BLOCK HERE]



THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED AT RIGHT OR FOR IF NO CHOICE IS INDICATED.

Proposal: To approve a proposed Agreement         FOR      AGAINST      ABSTAIN
and Plan of Reorganization, dated August 10,      / /        / /          / /
2002, that provides for the reorganization of Firsthand Communications Fund into Firsthand
Technology Value Fund.




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